UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 2, 2008 (May 2, 2008)
                           ---------------------------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

        Maryland                 001-32136              20-0057959
     ---------------            -----------         -------------------
     (State or other            (Commission            (IRS Employer
     jurisdiction of           File Number)         Identification No.)
      incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

Item 2.02  Results of Operations and Financial Condition.

      On May 2, 2008, Arbor Realty Trust, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2008, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release, dated May 2, 2008.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 2, 2008            ARBOR REALTY TRUST, INC.


                                     By: /s/ Paul Elenio
                                         --------------------
                                     Name:    Paul Elenio
                                     Title:   Chief Financial Officer


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                                  EXHIBIT INDEX

   Exhibit Number
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       99.1             Press Release, dated May 2, 2008.